SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported): December 2, 2002


                     Bear Stearns Asset Backed Funding Inc.
                          Whole Auto Loan Trust 2002-1


                     BEAR STEARNS ASSET BACKED FUNDING INC.
      -------------------------------------------------------------------=
             (Exact name of registrant as specified in its charter)

                Delaware                    333-99207                        22-3863780
-------------------------------------    ----------------      -----------------------------------
   (State or Other Jurisdiction of         (Commission          (I.R.S. Employer Identification
             Incorporation)                File Number)                         No.)

                               383 Madison Avenue
                            New York, New York 10179
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000
                                                           ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Funding Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Whole Auto Loan Trust 2002-1, Asset-Backed Notes (the "Notes").

     In connection with the offering of the Notes, Bear, Stearns & Co. Inc. ("Bear Stearns"), as an underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided Bear Stearns with certain information regarding the characteristics of the receivables in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated December 4, 2002.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials filed on Form SE dated December 4, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEAR STEARNS ASSET BACKED FUNDING INC.



                                   By:  /s/ Brant Brooks
                                      ----------------------------------
                                      Name:   Brant Brooks
                                      Title:  Senior Vice President



Dated:  December 4, 2002

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Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1   Computational Materials filed on Form SE dated December 4, 2002.     6

                                  EXHIBIT 99.1


                     Filed on Form SE dated December 4, 2002